SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. __________)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[ X ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Kenwood Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee: (previously paid by wire transfer)

                                                               December 29, 1997



Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Kenwood Bancorp, Inc. (the "Company"). The meeting will be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 29, 1998 at 4:00 p.m., Eastern Standard Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in the Company are sincerely appreciated.

                                                    Sincerely,

                                                /s/ Thomas W. Burns

                                                    Thomas W. Burns
                                                    Executive Vice President and
                                                    Chief Executive Officer

                              KENWOOD BANCORP, INC.
                              7711 Montgomery Road
                             Cincinnati, Ohio 45236
                                 (513) 791-2834

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 29, 1998

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Kenwood Bancorp, Inc. (the "Company") will be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 29, 1998, at 4:00 p.m., Eastern Standard Time, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

         1. To elect two (2) directors of the Company for a three-year term and until their successors are elected and qualified;

         2. To ratify the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent auditors for the year ending September 30, 1998; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters that could come before the Annual Meeting.

         The Board of Directors of the Company has fixed December 24, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ P. Lincoln Mitchell

                                              P. Lincoln Mitchell, Secretary

December 29, 1997
Cincinnati, Ohio

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                              KENWOOD BANCORP, INC.

                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                January 29, 1998




General

         This Proxy Statement is being furnished to the stockholders of Kenwood Bancorp, Inc. (the "Company"), a Delaware corporation. Proxies are being solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio, on Thursday, January 29, 1998, at 4:00 p.m., Eastern Standard Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 29, 1997.

Voting Rights

         Only the holders of record of the outstanding shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), at the close of business on December 24, 1997 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 295,133 shares of Common Stock issued and outstanding.

         Holders of record of Common Stock at the close of business on December 24, 1997 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The presence, either in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors shall be elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. A majority of the total votes present in person and by proxy will be required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposals for the election of directors and the ratification of auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

Proxies

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for the ratification of the appointment of the independent auditors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to the revocation of proxies should be addressed as follows:
Kenwood Bancorp, Inc., 7711 Montgomery Road, Cincinnati,  Ohio 45236, Attention:
Secretary.

Beneficial Ownership

         The following table sets forth information as to the Common Stock beneficially owned, as of December 24, 1997, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, and
(iii) all directors and executive officers of the Company as a group.

                                                              Amount and Nature
                                                                of Beneficial
Name of Beneficial Owner or                                    Ownership as of                     Percent of
Number of Persons in Group                                  December 24, 1997(1)                  Common Stock
---------------------------                                 --------------------                  ------------
Kenwood Bancorp, Inc.                                            12,612 (2)                          4.3%
Employee Stock Ownership Plan
 Trust
7711 Montgomery Road
Cincinnati, Ohio 45236

Directors:

P. Lincoln Mitchell                                              5,670(3)(4)                         1.9
James N. Murphy                                                  7,882(5)                            2.7
Robert P. Isler                                                 16,508(4)(6)                         5.6
Donald G. Ashcraft                                               7,881(7)                            2.7
Richard C. Kent                                                 10,000(8)                            3.4

All directors and executive officers
 of the Company as a
 group (6 persons)                                              61,201(9)                           20.4%

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares that are subject to stock options and that may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The Kenwood Bancorp, Inc. Employee Stock Ownership Plan Trust (the "Trust") was established pursuant to the Kenwood Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Isler and Mitchell, who act as trustees of the ESOP (the "Trustees"). As of the Voting Record Date, no shares held in the Trust had been allocated to the accounts of participating employees. Because no shares held in the Trust were allocated as of the Voting

                                         (Footnotes continued on following page)

         Record Date under the terms of the ESOP, unallocated shares held in the ESOP will be voted by the Trustees in accordance with their fiduciary duties as Trustees. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law. Any allocated shares that either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Includes options to purchase 805 shares pursuant to the Company's 1992 Directors' Stock Option Plan.

(4) Excludes the shares held by the ESOP, of which the named director is one of two trustees.

(5)      All of such shares are owned jointly with Mr. Murphy's wife.

(6) All shares are held by the Isler Homes, Inc. Profit Sharing Plan as to which Mr. Isler is the sole administrator and beneficiary.

(7)      Includes 7,076 shares held jointly with Mr. Ashcraft's spouse.

(8)      All of such shares are owned jointly with Mr. Kent's spouse.

(9) Includes in the case of all directors and executive officers of the Company as a group, options to purchase 4,308 shares that are held by Mr. Burns pursuant to the Company's 1992 Stock Incentive Plan and options to purchase 805 shares that are held by Mr. Mitchell pursuant to the Company's 1992 Directors' Stock Option Plan. See "Executive Compensation - Stock Options" and "Directors' Compensation."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERM CONTINUES AND EXECUTIVE OFFICERS

Election of Directors

         The Company's Board of Directors is currently composed of five members. The Certificate of Incorporation of the Company provides that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected to serve for terms of three years and when their successors are elected and qualified, with one of the three classes of directors to be elected each year.

         At the Annual Meeting, stockholders of the Company will be asked to elect two (2) directors of the Company to serve for a three-year term and until their successors are elected and qualified. The two nominees for election as directors were selected by the Nominating Committee of the Board of Directors of the Company and both nominees currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If a person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for a replacement nominee recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why the nominees may not be able to serve as a director if elected.

         The Bylaws of the Company provide that stockholders of the Company may nominate persons for director in addition to nominees selected by the Board of Directors, provided that such nominations are in writing and delivered to the Secretary of the Company, 7711 Montgomery Road, Cincinnati, Ohio 45236, ninety
(90) days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company. Each written notice of a stockholder nomination must set forth certain information specified in the Company's Bylaws. No nominations from stockholders were received in connection with this Annual Meeting.

Information with Respect to the Nominees for Director and Continuing Directors

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including his or her tenure as a director of the Company and its wholly owned subsidiary, Kenwood Savings Bank (the "Savings Bank"), and his or her principal occupation during the past five years. Each of the nominees also is a director of the Savings Bank.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2001


                                Position with the
                                                           Company and Principal Occupation                     Director
            Name                   Age                        During the Past Five Years                        Since(1)
--------------------------      ------      ------------------------------------------------------------     ------------

Robert P. Isler                    62       Director; President and Chairman of the Board                         1986
                                            of the Company since June 1996; President of
                                            the Savings Bank since June 1992 and
                                            Chairman of the Board of the Savings Bank
                                            since January 1993; Vice President of the
                                            Savings Bank from January 1991 to June 1992;
                                            President of Isler Homes, Inc., Okeana, Ohio,
                                            since 1964.

Donald G. Ashcraft                 62       Director; Owner of Vintage Title Agency, Inc.                         1991
                                            since September 1995; President and co-owner
                                            of Blue Chip Title Agency, Inc. from 1988 to
                                            August 1995.

                             THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE NOMINEES
                                              BE ELECTED AS DIRECTORS

                                        DIRECTOR WITH TERM EXPIRING IN 1999

                                                                Position with the
                                                         Company and Principal Occupation                       Director
          Name                 Age                          During the Past Five Years                          Since(1)
----------------------      ------      ----------------------------------------------------------------     ------------

Richard C. Kent                51       Director; Owner of Kent Insurance Agency, Inc.,                           1993
                                        Cincinnati, Ohio, since 1988.

                                       DIRECTORS WITH TERMS EXPIRING IN 2000

                                                                 Position with the
                                                          Company and Principal Occupation                      Director
            Name                  Age                        During the Past Five Years                         Since(1)
--------------------------     ------      ------------------------------------------------------------      ------------

P. Lincoln Mitchell               73       Director; Secretary of the Company since June                          1985
                                           1996; Secretary of the Savings Bank since June
                                           1992; self-employed as a real estate appraiser
                                           since 1961.

James N. Murphy                   57       Director; pharmacist at Home Care Pharmacy,                            1992
                                           Cincinnati, Ohio, since April 1997; sole
                                           stockholder of Kenwood Pharmacy, Cincinnati,
                                           Ohio, from May 1992 to April 1997; a 50%
                                           stockholder of Kunkel Pharmacy, Cincinnati,
                                           Ohio, from October 1987 to September 1991.


(1)      Includes service with the Savings Bank.


Executive Officers Who Are Not Directors

         The following table sets forth certain information with respect to the only person who currently serves as an executive officer of the Company and the Savings Bank and who is not also a director of the Company and the Savings Bank. There are no arrangements or understandings between the Company or the Savings Bank and such person pursuant to which such person was elected an executive officer of the Company and the Savings Bank and such officer is not related to any director or other officer of the Company and the Savings Bank by blood, marriage or adoption.

                                                           Position with the Company and the Savings Bank and
                                                                          Principal Occupation
Name                                Age                                During the Past Five Years
-------------------------      ------------     ----------------------------------------------------------------------

Thomas W. Burns                      42         Executive Vice President and Chief Executive Officer
                                                of the Company since June 1996.  Executive Vice
                                                President and Chief Executive Officer of the Savings
                                                Bank since December 1991.  Prior to December 1991,
                                                served as Controller, Cardinal State Bank, Maineville,
                                                Ohio.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1997, its officers and directors complied with all applicable Section 16(a) filing requirements except that Messrs. Ashcraft, Burns, Isler, Kent, Mitchell and Murphy were each late once in reporting one transaction.

The Board of Directors and Its Committees

         The Board of Directors of the Company meets monthly and the Board of Directors of the Savings Bank meets twice a month. Both companies may have special meetings from time-to-time as needed. During the year ended September 30, 1997, the Board of Directors of the Company met 14 times. No director attended fewer than 75% of Board meetings during fiscal 1997 and the total number of meetings of committees on which he served during the year.

         The Company's Audit Committee examines and reviews the affairs and reports of the Company, including its system of internal control, as well as the reports of the independent auditors. The Audit Committee also monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met once during fiscal 1997 and consists of Messrs. Isler, Ashcraft and Mitchell.

         The Nominating Committee is appointed each year prior to the Annual Meeting and nominates individuals for election as directors of the Company. The Nominating Committee met once during fiscal 1997 and consists of Messrs. Mitchell, Kent and Murphy.

         The Personnel Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors of the Company. The Personnel Committee consists of Messrs. Ashcraft, Burns, Murphy and Isler and met twice during fiscal 1997.

                             EXECUTIVE COMPENSATION

Summary

        The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company for services rendered in all capacities during the last fiscal year to the Executive Vice President and Chief Executive Officer of the Company. There were no executive officers of the Company whose total compensation during the last fiscal year exceeded $100,000.

                                            Summary Compensation Table

====================================================================================================================================
                                                     Annual Compensation                           Long Term Compensation
                                    ----------------------------------------------------   -----------------------------------------
                                                                               Other                    Awards               Payouts
           Name and                                                            Annual      -----------------------------------------
       Principal Position           Year        Salary         Bonus        Compensation      Restricted     Securities
                                                                                (1)             Stock        Underlying        LTIP
                                                                                                Awards       Options(2)      Payouts
------------------------------------------------------------------------------------------------------------------------------------
Thomas W. Burns                     1997     $64,625        $    --              --               --                  788       --
Executive Vice President and
Chief Executive Officer             1996     $63,125        $    --              --               --                   --       --

                                    1995     $61,000        $ 1,000              --               --                   --       --

                Summary Compensation Table

=============================================================


                                             All Other
           Name and                        Compensation(3)
       Principal Position


-------------------------------------------------------------
Thomas W. Burns                               $2,433
Executive Vice President and
Chief Executive Officer                       $2,367

                                              $2,325

=============================================================

(1) Does not include amounts attributable to miscellaneous benefits received by executive officers. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Consists of stock options granted pursuant to the Company's 1996 Stock Option Plan.

(3) Consists of amounts allocated, accrued or paid by the Savings Bank on behalf of Mr. Burns pursuant to the Savings Bank's 401(k) Profit Sharing Plan.

Stock Option Plans

         The Company has adopted the Savings Bank's 1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the grant of options to purchase the Company's Common Stock to officers and employees of the Savings Bank. The maximum number of shares of the Company's Common Stock that may be issued under the 1992 Stock Incentive Plan is 7,833 shares. Options for all such shares were outstanding under such plan, none of which had been exercised as of September 30, 1997.

         In connection with the formation of the Company, the Company adopted the 1996 Stock Option Plan, which provides for the grant of options to purchase the Company's Common Stock to directors, officers and employees of the Company. The maximum number of shares of the Company's Common Stock that may be issued under the 1996 Stock Option Plan is 15,765 shares. Options for 4,728 shares were outstanding under the 1996 Stock Option Plan, none of which had been exercised as of September 30, 1997.

         The following table sets forth certain information with respect to stock options granted to the named executive officer during the year ended September 30, 1997.

====================================================================================================================================
                                            OPTIONS GRANTED DURING LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                     Individual Grants
----------------------------------------------------------------------------------------------------------    Potential Realizable
                                                                                                                Value at Assumed
                                          % of Total                                                             Rates of Stock
                                           Options            Exercise or                                      Price Appreciation
                                          Granted to           Base Price                                      for Option Term(3)
                        Options          Employees in          Base Price              Expiration        ---------------------------
         Name          Granted(1)        Fiscal Year         (Per Share)(2)               Date                  5%            10%
------------------------------------------------------------------------------------------------------------------------------------
Thomas W. Burns           788                   33.33%               $10.50        December 26, 2006          $5,203        $13,187
====================================================================================================================================

(1)      The options vest 20% each year beginning January 30, 1998.

(2) The exercise price was based on the per share market price as of January 30, 1997.

(3) Assumes future stock prices of $17.10 and $27.23 at compounded rates of return of five percent and 10 percent, respectively. The valuations listed above are based on hypothetical rates of appreciation in the price of the Common Stock (five percent and 10 percent, compounded annually) and are included here in response to specific requirements of the SEC. The Company makes no representation that its stock will perform similarly or show similar appreciation.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1992 Stock Incentive Plan by the named executive officer during the year ended September 30, 1997 and options held at September 30, 1997.

==================================================================================================================================
                           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Securities           Value of Unexercised In-The-
                                                                 Underlying Options at              Money Options at Fiscal
                                                                   Fiscal-Year End(1)                     Year-End(2)
                                                          ---------------------------------     ----------------------------------
                           Shares
                         Acquired on           Value
        Name              Exercise           Realized        Exercisable      Unexercisable     Exercisable      Unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Burns              --                  --             3,446           5,175(3)          $20,228           $26,146
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
\
(1) As adjusted to take into consideration the exchange of common stock of the Savings Bank for Company Common Stock in connection with the formation of the Company.

(2)      Based on a per share market price of $11.00 as of September 30, 1997.

(3) 4,387 of such options vest over a nine-year period at the rate of 11% per year, commencing November 13, 1993, and 788 of such options vest over a five-year period at the rate of 20% per year, commencing January 30, 1998.

Directors' Compensation

         During the year ended September 30, 1997, each member of the Board of Directors of the Company received a monthly fee of $215. During the year ended September 30, 1997, each member of the Board of Directors of the Savings Bank received a monthly fee of $787, except Mr. Isler, the President and Chairman of the Board of the Savings Bank, and Mr. Mitchell, the Secretary of the Savings Bank, who received monthly fees of $1,237 and $1,016, respectively. Mr. Isler and Mr. Mitchell are not otherwise compensated as officers of the Savings Bank. Director fees are paid regardless of attendance or the number of meetings held. Directors otherwise do not receive any fees for committee meetings.

         In the original mutual holding company reorganization of the Savings Bank in 1992, each non-employee director of the Savings Bank was granted an option to purchase 805 shares of Common Stock at an exercise price of $10.00 per share, as adjusted to take into consideration the exchange of common stock of the Savings Bank for Common Stock of the Company in connection with the formation of the Company. All of such options have been exercised except for options held by Mr. Mitchell. As of September 30, 1997, options for an aggregate of 805 shares were available for grant under such plan.

Management Recognition Plans

         The Company has adopted the Savings Bank's Management Recognition Plan, which provides for the award of restricted Common Stock to directors, officers and employees of the Savings Bank. The restricted stock awarded pursuant to the Management Recognition Plan vests over five years, one-fifth per year from the date of grant. As of September 30,

1997, the maximum number of shares of the Company's Common Stock available for grant under the Management Recognition Plan was 4,027 shares, of which 859 shares have been granted.

         In connection with the formation of the Company, the Company has adopted a Management Recognition Plan and Trust ("MRP"), which provides for the award of restricted Common Stock to directors, officers and employees of the Company. The restricted stock awarded pursuant to the MRP vests over five years, one-fifth per year from the date of grant. As of September 30, 1997, the maximum number of shares of the Company's Common Stock available for grant under the MRP was 6,306 shares, and as of such date the Company had not granted any shares of restricted stock pursuant to such plan.

Profit Sharing Plan

         The Savings Bank maintains a 401(k) Profit Sharing Plan (the "Profit Sharing Plan"). Employees are eligible to participate on the October 1 of any year after having completed one-half year of service with the Savings Bank and after having attained age 20-1/2. The Profit Sharing Plan permits participants, subject to the limitations imposed by Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), and satisfaction of the requirements of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), to make voluntary tax-defined contributions in an amount up to 7.5% of their annual base compensation. The Savings Bank also may contribute to the Profit Sharing Plan additional amounts in its discretion. During the year ended September 30, 1997, the Savings Bank contributed $10,500 to the Profit Sharing Plan, exclusive of amounts deferred by employees.

         Discretionary contributions made by the Savings Bank to the Profit Sharing Plan are allocated to the accounts of plan participants in proportion to each participant's compensation for the plan year. Benefits from the plan are payable upon a participant's death, disability, retirement at age 65 or early retirement (as defined therein), at which time the participant (or his beneficiary) will become 100% vested in his plan benefits. Any participant who separates from service prior to one of those events will be entitled to a portion of his benefits. All amounts deferred by employees are 100% vested. Vesting of matching and discretionary contributions is 20% after two years of service with an additional 20% for each additional year of service up to 6 years when full vesting occurs. The Profit Sharing Plan also provides for payment of benefits prior to separation from service to a participant experiencing financial hardship, as determined under the terms of the plan. The payment of benefits under the Profit Sharing Plan may be made in a single cash payment, in installments or by the purchase of an annuity.

Employee Stock Ownership Plan

         The Company has established the ESOP for employees of the Company and the Savings Bank. Full-time employees of the Company and the Savings Bank who have been credited with at least 1,000 hours of service during a twelve-month period and who have attained age 21 are eligible to participate in the ESOP.

         In connection with the formation of the Company, the ESOP borrowed funds to purchase 12,612 shares of Common Stock from the Company at a rate of 8.25% per annum. The loan to the ESOP is being repaid principally from the Company's and the Savings Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the open market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowings by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation. Forfeitures are reallocated among remaining participating employees and may reduce any amount the Company otherwise might have contributed to the ESOP. Participants vest in their right to receive their account balances pursuant to the ESOP after completing five years of service with the Savings Bank (inclusive of years of service prior to establishment of the ESOP). In the case of a change in control of the Company, as defined, however, participants will become fully vested in their account balances. Benefits are payable upon retirement, early retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The ESOP is subject to the requirements of ERISA and the regulations of the Internal Revenue Service and the Department of Labor.

Indebtedness of Management

         In accordance with applicable federal laws and regulations, any credit extended by the Savings Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution's unimpaired capital and surplus, as defined. As of September 30, 1997, no director or executive officer of the Savings Bank was indebted to the Savings Bank.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed Clark, Schaefer, Hackett & Co. ("Clark, Schaefer"), independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Clark, Schaefer that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Clark, Schaefer will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors for the fiscal year ending September 30, 1998.


                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters properly should come before the Annual Meeting, then it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.


                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the main office of the Company no later than August 31, 1998. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

         No stockholder proposals were submitted in connection with this Annual Meeting. Stockholder proposals that are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Section 2.14 of the Company's Bylaws, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Such stockholder's notice is required to set forth certain information specified in the Company's Bylaws.


                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to
Stockholders for the year ended September 30, 1997 (the "Annual Report"). Included in the Annual Report are the financial statements of the Savings Bank as of September 30, 1996 and the Company as of September 30, 1997 and for each of the years in the three-year period ended September 30, 1997, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K for the year ended September 30, 1997 and a list of exhibits thereto, including the financial statements and financial statement schedules, required to be filed with the SEC under the Exchange Act. Such written request should be directed to Kenwood Bancorp, Inc., 7711 Montgomery Road, Cincinnati, Ohio 45236, Attention:
Secretary. The Annual Report on Form 10-K is not a part of this Proxy Statement.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ P. Lincoln Mitchell

                                            P. Lincoln Mitchell, Secretary

December 29, 1997
Cincinnati, Ohio

REVOCABLE PROXY


                              KENWOOD BANCORP, INC.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF KENWOOD BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 29, 1998 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Kenwood Bancorp, Inc. (the "Company") as proxies, each with power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on December 24, 1997 at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 7711 Montgomery Road, Cincinnati, Ohio on
Thursday, January 29, 1998, at 4:00 p.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM EXPIRING IN 2000

     [  ] FOR all nominees listed       [  ] WITHHOLD AUTHORITY
          below (except as marked            for all nominees listed
          to the contrary below)             below

Nominees for a three-year term expiring in 2001:

Robert P. Isler and Donald G. Ashcraft

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Clark, Schaefer, Hackett & Co. as the Company's independent auditors for the year ending September 30, 1998.

     [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL SPECIFIED IN ITEM 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                                Dated: ___________________, 1998


                                                --------------------------------


                                                --------------------------------
                                                Signature(s)

                                                Please sign this exactly as your
                                                name(s) appear(s) on this proxy.
                                                When signing in a representative
                                                capacity,   please  give  title.
                                                When  shares  are held  jointly,
                                                only one holder need sign.



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PLEASE MARK,  SIGN,  DATE AND RETURN THE PROXY CARD PROMPTLY  USING THE ENCLOSED
ENVELOPE.
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